UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 6, 2005, Cleveland-Cliffs Inc (“Cliffs” or the “Company”) filed a Current Report on Form 8-K to report that on March 31, 2005 Cleveland-Cliffs Australia Pty Limited (“Cliffs Australia”), a wholly-owned subsidiary of the Company, acquired approximately 68 percent of the outstanding shares in Portman Limited (“Portman”), a Western Australia based iron ore mining and exploration company for $371.7 million. Through the close of the Offer on April 19, 2005, Cliffs Australia acquired an additional 12 percent for $61.9 million, increasing its ownership to approximately 80 percent of the outstanding shares of Portman. The consideration for each Portman Share was A$3.85 in cash. The assets consist primarily of land, mineral rights and iron ore reserves. This amended Current Report on Form 8-K/A provides additional financial information and amends Item 9.01 of the Current Report on Form 8-K filed by the Company on April 6, 2005. Although the Securities and Exchange Commission requires that we file on or prior to June 14, 2005 the consolidated financial statements of Portman as of and for the year ended December 31, 2004 audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), these statements are presently unavailable. Portman and its auditors are currently working on the 2004 audit in accordance with these standards, and the Company intends to provide the audited financial statements of Portman as of and for the year ended December 31, 2004 in a further amendment to this 8-K/A filing as soon as the audit is completed.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired

The following unaudited consolidated financial statements of Portman are included as Exhibit 99.2 in this Form 8-K/A.

Unaudited Statement of Financial Performance for the Year Ended 31 December 2004

Unaudited Statement of Financial Position at 31 December 2004

Unaudited Statement of Cash Flows for the Year Ended 31 December 2004

Notes to and Forming Part of the Unaudited Financial Statements

(b)	Pro Forma Financial Information

The following unaudited condensed consolidated pro forma financial information of Cliffs, giving effect to the acquisition of Portman, prepared pursuant to Article 11 of Regulation S-X, are included as Exhibit 99.3 in this Form 8-K/A.

Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of March 31, 2005

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2005

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c) Exhibits

Exhibit
Number	Exhibit

99.2	Unaudited consolidated financial statements of Portman as of and for the year ended 31 December 2004	Filed Herewith

99.3	Unaudited pro forma condensed consolidated financial information of Cliffs, giving effect to the acquisition of Portman	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC

Date: June 14, 2005	By:	/s/ Donald J. Gallagher

Donald J. Gallagher
Executive Vice President,
Chief Financial Officer and
Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

99.2	Unaudited consolidated financial statements of Portman as of and for the year ended 31 December 2004	Filed Herewith

99.3	Unaudited pro forma condensed consolidated financial information of Cliffs, giving effect to the acquisition of Portman	Filed Herewith

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